Exhibit 4.2

EXECUTION COPY

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2012-1 Securities Intermediary

SERIES 2012-1 SUPPLEMENT

Dated as of November 29, 2012

to

BASE INDENTURE

Dated as of November 29, 2012

$100,000,000 Series 2012-1 Variable Funding Senior Notes, Class A-1

$600,000,000 Series 2012-1 4.229% Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2012-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2012-1 Class A-1 Advance Note

Exhibit A-1-2:	Form of Series 2012-1 Class A-1 Swingline Note

Exhibit A-1-3:	Form of Series 2012-1 Class A-1 L/C Note

Exhibit A-2-1:	Form of Restricted Global Series 2012-1 Class A-2 Note

Exhibit A-2-2:	Form of Regulation S Global Series 2012-1 Class A-2 Note

Exhibit A-2-3:	Form of Unrestricted Global Series 2012-1 Class A-2 Note

Exhibit B-1:	Form of Transferee Certificate

Exhibit B-2:	Form of Transferee Certificate

Exhibit B-3:	Form of Transferee Certificate

Exhibit B-4:	Form of Transferee Certificate

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SERIES 2012-1 SUPPLEMENT, dated as of November 29, 2012 (this “Series Supplement”), by and among ICON BRAND HOLDINGS LLC, a Delaware limited liability company (“Brand Holdings II”), ICON DE INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Brand Holdings I”), ICON DE HOLDINGS LLC, a Delaware limited liability company (the “IP Holder I”), ICON NY HOLDINGS LLC, a Delaware limited liability company (“IP Holder II” and, together with the Brand Holdings I, Brand Holdings II and IP Holder I, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2012-1 Securities Intermediary, to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2012-1 Notes. On the Series 2012-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2012-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2012-1 Class A-1 Notes”) and (b) Series 2012-1 4.229% Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2012-1 Class A-2 Notes”). The Series 2012-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2012-1 Class A-1 Advance Notes (as referred to herein, the “Series 2012-1 Class A-1 Advance Notes”), (ii) Series 2012-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2012-1 Class A-1 Swingline Notes”), and (iii) Series 2012-1 Class A-1 L/C Notes (as referred to herein, the “Series 2012-1 Class A-1 L/C Notes”). For purposes of the Indenture, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2012-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2012-1 Supplemental Definitions List”) as such Series 2012-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2012-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2012-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1 Procedures for Issuing and Increasing the Series 2012-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2012-1 Class A-1 Advances set forth in the Series 2012-1 Class A-1 Note Purchase Agreement, (i) on the Series 2012-1 Closing Date, the Co-Issuers may cause the Series 2012-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Advances made on the Series 2012-1 Closing Date (the “Series 2012-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2012-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2012-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2012-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. The Series 2012-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2012-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2012-1 Class A-1

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Note Purchase Agreement) allocated among the Series 2012-1 Class A-1 Noteholders (other than the Series 2012-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2012-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2012-1 Class A-1 Advance Request or as otherwise set forth in the Series 2012-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of the Series 2012-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2012-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2012-1 Class A-1 Note Purchase Agreement, on the Series 2012-1 Closing Date, the Co-Issuers may cause (i) the Series 2012-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2012-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Swingline Loans made on the Series 2012-1 Closing Date pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement (the “Series 2012-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2012-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2012-1 Closing Date pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2012-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2012-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2012-1 Class A-1 L/C Obligations are set forth in the Series 2012-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of the issuance of the Series 2012-1 Class A-1 Initial Swingline Principal Amount and the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2 Procedures for Decreasing the Series 2012-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2012-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2012-1 Class A-1 Excess Principal Event, the Co-Issuers shall deposit in the Series 2012-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2012-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after

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giving effect to such decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2012-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2012-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2012-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2012-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2012-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile or e-mail with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2012-1 Class A-1 Administrative Agent. In connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee and the Servicer, as applicable, for any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate).

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice to each Series 2012-1 Class A-1 Investor, the Series 2012-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2012-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2012-1 Class A-1 Distribution Account not later than 10 a.m. (New York time) on the Business Day prior to the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2012-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement); provided, that to the extent the deposit into the Series 2012-1 Class A-1 Distribution Account described above is not made by 10 a.m. (New York time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2012-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee and the Servicer, as applicable, for any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate).

(c) Upon distribution to the Series 2012-1 Class A-1 Noteholders of principal of the Series 2012-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

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(d) The Series 2012-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2012-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2012-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2012-1 Class A-1 Advances to repay Series 2012-1 Class A-1 Swingline Loans and Series 2012-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2012-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

ARTICLE III

SERIES 2012-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2012-1 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2012-1 Notes. On the Series 2012-1 Closing Date, $7,350,000 of the net proceeds from the initial sale of the Series 2012-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2012-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2 Application of Monthly Collections on Monthly Allocation Dates to the Series 2012-1 Notes; Quarterly Payment Date Applications. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2012-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2012-1 Senior Notes Quarterly Interest. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Quarterly Interest and the Series 2012-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2012-1 Class A-1 Quarterly Commitment Fees. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Quarterly Commitment Fees deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(c) Series 2012-1 Class A-1 Administrative Expenses. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to pay to the Series 2012-1 Class A-1 Administrative Agent from the Collection Account the Series 2012-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d) Series 2012-1 Senior Notes Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2012-1 Notes equal to the Series 2012-1 Senior Notes Interest Reserve Amount.

(ii) If on any Monthly Allocation Date there is a Series 2012-1 Senior Notes Interest Reserve Account Deficiency, Brand Holdings II shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On the Accounting Date preceding the first Quarterly Payment Date following a Series 2012-1 Interest Reserve Release Event or on which a Series 2012-1 Interest Reserve Release Event occurs, Brand Holdings II shall instruct the Trustee in writing to withdraw the Series 2012-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and deposit such amounts into the Collection Account in accordance with Section 5.10(a)(viii) of the Base Indenture.

(iv) On each Accounting Date, the Manager shall determine (A) the Series 2012-1 Senior Notes Interest Reserve Amount for such Quarterly Collection Period based on the known value of the Series 2012-1 Class A-1 Note Rate for each day during the immediately preceding Interest Period and (B) the difference between (1) such amount and (2) the total amount allocated to the Senior Notes Interest Reserve Account on each Monthly Allocation Date during such Quarterly Collection Period based on the Manager’s estimates of the Series 2012-1 Class A-1 Note Rate. Where the amount described in clause (A) exceeds the amount described in clause (B)(2), Brand Holdings II shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Amount an amount equal to such difference on the immediately succeeding Monthly Allocation Date pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments. Where the amount described in clause (B)(2) exceeds the amount described in clause (A), Brand Holdings II shall instruct the Trustee in writing to withdraw an amount equal to such difference from the Senior Notes Interest Reserve Account on the immediately succeeding Monthly Allocation Date and deposit such amount into the Collection Account.

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(e) Series 2012-1 Senior Notes Rapid Amortization Principal Amounts. If any Monthly Allocation Date occurs during a Rapid Amortization Period or Series 2012-1 Class A-1 Senior Notes Amortization Period, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2012-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2012-1 Class A-2 Scheduled Principal Payments. On each Monthly Allocation Date prior to the occurrence of a Rapid Amortization Event as set forth in clause (d) of Section 9.1 of the Base Indenture, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2012-1 Class A-2 Scheduled Principal Payment Deficiencies. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amounts attributable to the Series 2012-1 Class A-2 Notes (which shall equal the Series 2012-1 Class A-2 Scheduled Principal Deficiency Amount) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) Series 2012-1 Class A-1 Other Amounts. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(i) Series 2012-1 Senior Notes Quarterly Post-ARD Contingent Interest. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest and the Series 2012-1 Class A-2 Post-ARD Contingent Interest deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j) Series 2012-1 Class A-2 Make-Whole Prepayment Premium. On each Monthly Allocation Date, Brand Holdings II shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(k) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of Brand Holdings II or any other Co-Issuer.

Section 3.3 Certain Distributions from Series 2012-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Statement, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2012-1 Class A-1 Noteholders from the Series 2012-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account, Class A-1 Senior Notes Commitment Fees Account and Senior Notes Principal Payments Account, pursuant to Section 5.12(a), (d), or (g), as applicable, of the Base Indenture, and deposited in the Series 2012-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2012-1 Class A-2 Noteholders from the Series 2012-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.12(a) or (g), as applicable, of the Base Indenture, the amount deposited in the Series 2012-1 Class A-2 Distribution Account for the payment of interest and principal on such Quarterly Payment Date.

Section 3.4 Series 2012-1 Class A-1 Interest and Certain Fees.

(a) Series 2012-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2012-1 Closing Date, the applicable portions of the Series 2012-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2012-1 Class A-1 Note Rate and (ii) Series 2012-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2012-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2013; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2012-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2012-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2012-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2012-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2013. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2012-1 Class A-1 Note Rate.

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(c) Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2012-1 Class A-1 Senior Notes Renewal Date, if the Series 2012-1 Final Payment has not been made, additional interest will accrue on the Series 2012-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5% per annum (the “Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2012-1 Class A-1 Note Rate. All computations of Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be made on the basis of a year of 360 days and twelve 30-day months. Any Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be paid in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2012-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

(d) Series 2012-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2012-1 Class A-1 Notes shall commence on the Series 2012-1 Closing Date and end on (but exclude) April 25, 2013.

Section 3.5 Series 2012-1 Class A-2 Interest.

(a) Series 2012-1 Class A-2 Note Rate. From the Series 2012-1 Closing Date until the Series 2012-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2012-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Period and also giving effect to repurchases and cancellations of Series 2012-1 Class A-2 Notes during such Interest Period) will accrue interest at the Series 2012-1 Class A-2 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2013; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-2 Notes or on any other day on which all of the Series 2012-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2012-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2012-1 Class A-2 Note Rate. All computations of interest at the Series 2012-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

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(b) Series 2012-1 Class A-2 Post-ARD Contingent Interest.

(i) Post-ARD Contingent Interest. From and after the Series 2012-1 Anticipated Repayment Date, if the Series 2012-1 Final Payment has not been made, then additional interest will accrue on the Series 2012-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2012-1 Class A-2 Post-ARD Contingent Interest Rate”) equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2012-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (ii) 5% plus (iii) 3.40% exceeds the Series 2012-1 Class A-2 Note Rate (such additional interest, the “Series 2012-1 Class A-2 Post-ARD Contingent Interest”). All computations of Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be made on the basis of a 360-day year and twelve 30-day months.

(ii) Payment of Series 2012-1 Class A-2 Post-ARD Contingent Interest. Any Series 2012-1 Class A-2 Post-ARD Contingent Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2012-1 Class A-2 Post-ARD Contingent Interest in excess of such amounts (other than on the Series 2012-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be due and payable in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-2 Notes or on any other day on which all of the Series 2012-1 Class A-2 Outstanding Principal Amount is required to be paid in full.

(c) Series 2012-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2012-1 Class A-2 Notes shall commence on the Series 2012-1 Closing Date and end on (but exclude) April 25, 2013.

Section 3.6 Payment of Series 2012-1 Note Principal.

(a) Series 2012-1 Notes Principal Payment at Legal Maturity. The Series 2012-1 Outstanding Principal Amount shall be due and payable on the Series 2012-1 Legal Final Maturity Date. The Series 2012-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

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(b) Series 2012-1 Anticipated Repayment. The Series 2012-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in January 2020 (such date, the “Series 2012-1 Anticipated Repayment Date”). The initial Series 2012-1 Class A-1 Senior Notes Renewal Date will be the Quarterly Payment Date occurring in January 2018.

(c) Payment of Series 2012-1 Class A-2 Scheduled Principal Payments. Series 2012-1 Class A-2 Scheduled Principal Payments will be due and payable on each Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2012-1 Class A 2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default.

(d) Series 2012-1 Notes Mandatory Payments of Principal.

(i) If a Change of Control to which the Control Party (at the direction of the Controlling Class Representative) has not provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2012-1 Notes in full by (A) depositing within ten (10) Business Days of the date on which such Change of Control occurs an amount equal to the Series 2012-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2012-1 Notes under the Indenture Documents as of the applicable Series 2012-1 Prepayment Date referred to in clause (D) below (including all interest and fees accrued to such date, any Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement and any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2012-1 Distribution Accounts, (B) reimbursing the Trustee and the Servicer, as applicable, for any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate), (C) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the applicable Series 2012-1 Noteholders on the Series 2012-1 Prepayment Date specified in such Prepayment Notices.

(ii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2012-1 Notes as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2012-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such

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Series 2012-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2012-1 Noteholders within each applicable Class based on their respective portion of the Series 2012-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2012-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement).

(iii) During any Series 2012-1 Class A-1 Senior Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2012-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2012-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement.

(e) Series 2012-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2012-1 Class A-2 Notes made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii) or Section 3.6(j) of this Series Supplement upon a Change of Control, in connection with any Permitted Asset Disposition, or during any Rapid Amortization Period, or in connection with any optional prepayment of any Series 2012-1 Class A-2 Notes made pursuant to Section 3.6(f) of this Series Supplement (each, a “Series 2012-1 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2012-1 Class A-2 Make-Whole Prepayment Premium to the Series 2012-1 Class A-2 Noteholders with respect to the applicable Series 2012-1 Prepayment Amount; provided that no such Series 2012-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) any payment that occurs after the Quarterly Payment Date in the 18th month prior to the Series 2012-1 Anticipated Repayment Date (the “Make-Whole End Date”), (B) any prepayment made in connection with Indemnification Payments, (C) Series 2012-1 Class A-2 Scheduled Principal Payments or Series 2012-1 Class A-2 Scheduled Principal Deficiency Amounts; and (D) prepayments of principal in an aggregate amount no greater than the Remaining Par Call Amount.

(f) Optional Prepayment of Series 2012-1 Class A-2 Notes. Subject to Section 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2012-1 Class A-2 Notes in whole on any Business Day or in part on any Quarterly Payment Date or on any date a mandatory prepayment may be made and that is specified as the Series 2012-1 Prepayment Date in the applicable Prepayment Notices; provided, that the Co-Issuers shall not make any optional prepayment in part of any Series 2012-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal

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Payments Account that is allocable to the Series 2012-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2012-1 Class A-2 Notes to be prepaid and the Series 2012-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2012-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Account that is allocable to the Series 2012-1 Class A-2 Outstanding Principal Amount to be prepaid is sufficient to pay (A) the Series 2012-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2012-1 Prepayment Date relating to the Series 2012-1 Class A-2 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2012-1 Class A-2 Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2012-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee and the Servicer, as applicable, for any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2012-1 Prepayment pursuant to Section 3.6(d)(i) or Section 3.6(f) of this Series Supplement to each Series 2012-1 Noteholder affected by such Series 2012-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2012-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2012-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2012-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than 10 Business Days after the occurrence of such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2012-1 Prepayment Amount”) and (C) the date on which the applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2012-1 Prepayment Date (the “Series 2012-1 Make-Whole Premium Calculation Date”). The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2012-1 Prepayment Date set forth in (x) any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2012-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the second Business Day before the Series 2012-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2012-1 Prepayment Date be amended to a date earlier than the second Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable two Business Days prior to the date specified in the Prepayment Notice as the Series 2012-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by

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facsimile or email to (A) each affected Series 2012-1 Noteholder to the extent such Series 2012-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2012-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2012-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6. A Prepayment Notice may be revoked by any Co-Issuer if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2012-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2012-1 Noteholders.

(h) Series 2012-1 Prepayments. On each Series 2012-1 Prepayment Date with respect to any Series 2012-1 Prepayment, the Series 2012-1 Prepayment Amount and the Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2012-1 Class A-1 Breakage Amounts applicable to such Series 2012-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2012-1 Prepayment Amount together with the applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2012-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 3.6(d)(i) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2012-1 Distribution Account on or prior to the related Series 2012-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2012-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Payments allocated to the Series 2012-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2012-1 Class A-2 Scheduled Principal Payments or Series 2012-1 Class A-2 Scheduled Principal Deficiency Amounts, (iii) any prepayment on or after the Make-Whole End Date and (iv) prepayments of principal in an aggregate amount no greater than the Remaining Par Call Amount.

(j) Indemnification Payments; Release Prices. Any Indemnification Payments or Release Prices allocated to the Senior Notes Principal Payments Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.12(g) of the Base Indenture and deposited in the applicable Series 2012-1 Distribution Accounts and used to prepay first, if a Series 2012-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2012-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement), second, the Series 2012-1 Class A-2 Notes (based on their respective portion of the Series 2012-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2012-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Payments pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to

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pay any prepayment premium. The Co-Issuers shall, however, be obligated to pay any applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Release Prices pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2012-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2012-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments .

(k) Series 2012-1 Prepayment Distributions.

(i) On the Series 2012-1 Prepayment Date for each Series 2012-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2012-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2012-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2012-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2012-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2012-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2012-1 Prepayment Date and any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii) On the Series 2012-1 Prepayment Date for each Series 2012-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2012-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2012-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2012-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2012-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2012-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2012-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2012-1 Prepayment Date and any Series 2012-1 Class A-2 Make-Whole Prepayment Premium due to Series 2012-1 Class A-2 Noteholders payable on such date.

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(l) Series 2012-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2012-1 Prepayment Date that will be the Series 2012-1 Final Payment Date; provided, however, that with respect to any Series 2012-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2012-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2012-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2012-1 Prepayment Date that will be the Series 2012-1 Final Payment Date. Such written notice to be sent to the Series 2012-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2012-1 Final Payment will be made and shall specify that such Series 2012-1 Final Payment will be payable only upon presentation and surrender of the Series 2012-1 Notes and shall specify the place where the Series 2012-1 Notes may be presented and surrendered for such Series 2012-1 Final Payment.

Section 3.7 Series 2012-1 Class A-1 Distribution Account.

(a) Establishment of Series 2012-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2012-1 Class A-1 Noteholders an account (the “Series 2012-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2012-1 Class A-1 Noteholders. The Series 2012-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2012-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2012-1 Class A-1 Distribution Account. All amounts held in the Series 2012-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction (which may be standing directions) of Brand Holdings II; provided, however, that any such investment in the Series 2012-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2012-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2012-1 Class A-1 Distribution Account shall be invested at the direction of Brand Holdings II as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. Brand Holdings II shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

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(c) Earnings from Series 2012-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2012-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2012-1 Class A-1 Noteholders.

(d) Series 2012-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2012-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2012-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2012-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2012-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2012-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2012-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2012-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2012-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2012-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2012-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2012-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2012-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of Brand Holdings II, shall withdraw from the Series 2012-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.8 Series 2012-1 Class A-2 Distribution Account.

(a) Establishment of Series 2012-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2012-1 Class A-2 Noteholders an account (the “Series 2012-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2012-1 Class A-2 Noteholders. The Series 2012-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2012-1 Class A-2 Distribution Account will be established with the Trustee.

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(b) Administration of the Series 2012-1 Class A-2 Distribution Account. All amounts held in the Series 2012-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of Brand Holdings II; provided, however, that any such investment in the Series 2012-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2012-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2012-1 Class A-2 Distribution Account shall be invested at the direction of Brand Holdings II as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. Brand Holdings II shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2012-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2012-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2012-1 Class A-2 Noteholders.

(d) Series 2012-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2012-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2012-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2012-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2012-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2012-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2012-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2012-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2012-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2012-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series

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2012-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of Brand Holdings II, shall withdraw from the Series 2012-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2012-1 Distribution Accounts shall be the “Series 2012-1 Securities Intermediary.” If the Series 2012-1 Securities Intermediary in respect of any Series 2012-1 Distribution Account is not the Trustee, Brand Holdings II shall obtain the express agreement of such other Person to the obligations of the Series 2012-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2012-1 Securities Intermediary agrees that:

(i) The Series 2012-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2012-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2012-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2012-1 Distribution Account shall be registered in the name of the Series 2012-1 Securities Intermediary, indorsed to the Series 2012-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2012-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2012-1 Distribution Account be registered in the name of Brand Holdings II or any other Co-Issuer, payable to the order of Brand Holdings II or any other Co-Issuer or specially indorsed to Brand Holdings II or any other Co-Issuer;

(iv) All property delivered to the Series 2012-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2012-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2012-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2012-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or

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redemption of any Financial Asset) relating to the Series 2012-1 Distribution Accounts, the Series 2012-1 Securities Intermediary shall comply with such entitlement order without further consent by Brand Holdings II, any other Securitization Entity or any other Person;

(vii) The Series 2012-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2012-1 Securities Intermediary’s jurisdiction and the Series 2012-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2012-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2012-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2012-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with Brand Holdings II or any other Co-Issuer purporting to limit or condition the obligation of the Series 2012-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2012-1 Distribution Accounts, neither the Series 2012-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2012-1 Distribution Account or any Financial Asset credited thereto. If the Series 2012-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2012-1 Distribution Account or any Financial Asset carried therein, the Series 2012-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and Brand Holdings II thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2012-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2012-1 Distribution Accounts; provided, however, that at all other times Brand Holdings II shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2012-1 Distribution Accounts.

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Section 3.10 Manager (a) . Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of Brand Holdings II and the other Co-Issuers. The Series 2012-1 Noteholders by their acceptance of the Series 2012-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of Brand Holdings II or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2012-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2012-1 Class A-1 Distribution Account or the Series 2012-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2012-1 Ineligible Account”), Brand Holdings II or any other Co-Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2012-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2012-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement.

ARTICLE IV

FORM OF SERIES 2012-1 NOTES

Section 4.1 Issuance of Series 2012-1 Class A-1 Notes. (a) The Series 2012-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2012-1 Class A-1 Noteholders (other than the Series 2012-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2012-1 Class A-1 Noteholders. The Series 2012-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2012-1 Class A-1 Maximum Principal Amount as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2012-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2012-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

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(b) The Series 2012-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2012-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2012-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2012-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2012-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2012-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2012-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2012-1 Class A-1 Notes will exceed the Series 2012-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2012-1 Class A-1 Advance Notes, the Series 2012-1 Class A-1 Swingline Notes and the Series 2012-1 Class A-1 L/C Notes in the aggregate exceed the Series 2012-1 Class A-1 Maximum Principal Amount. The Series 2012-1 Class A-1 Notes shall have no minimum denomination.

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(e) The Series 2012-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2012-1 Class A-1 Notes, as evidenced by their execution of the Series 2012-1 Class A-1 Notes. The Series 2012-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2012-1 Class A-1 Notes, as evidenced by their execution of such Series 2012-1 Class A-1 Notes. The initial sale of the Series 2012-1 Class A-1 Notes is limited to Persons who have executed the Series 2012-1 Class A-1 Note Purchase Agreement. The Series 2012-1 Class A-1 Notes may be resold only to Brand Holdings II, its Affiliates, and Persons who are QIBs and who are not Competitors (except that Series 2012-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement.

Section 4.2 Issuance of Series 2012-1 Class A-2 Notes. The Series 2012-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2012-1 Class A-2 Initial Principal Amount on the Series 2012-1 Closing Date by the Co-Issuers pursuant to the Series 2012-1 Class A-2 Note Purchase Agreement. The Series 2012-1 Class A-2 Notes will be resold initially only to Persons who are not Competitors and (A) in the United States, who are QIBs in reliance on Rule 144A or (B) outside the United States, who are not U.S. persons (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S. The Series 2012-1 Class A-2 Notes may thereafter be transferred to Brand Holdings I or Brand Holdings II or an Affiliate of Brand Holdings I or Brand Holdings II, in the United States in reliance on Rule 144A and/or outside of the United States in reliance on Regulation S and in accordance with the procedure described herein. The Series 2012-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2012-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2012-1 Class A-2 Notes. The Series 2012-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2012-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2012-1 Class A-2 Notes offered and sold on the Series 2012-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the

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name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2012-1 Class A-2 Note, such Series 2012-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2012-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2012-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Transfer Restrictions of Series 2012-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the holder of any Series 2012-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2012-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2012-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2012-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2012-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2012-1 Class A-1 Note Purchase Agreement, then such Series 2012-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2012-1 Class A-1 Advance Note. In exchange for any Series 2012-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable

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law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2012-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2012-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2012-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2012-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2012-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2012-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2012-1 Class A-1 Advance Note as Series 2012-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2012-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2012-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2012-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2012-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2012-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2012-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2012-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2012-1 Class A-1 Swingline Note as a Series 2012-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2012-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2012-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership

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or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2012-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2012-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2012-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2012-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2012-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2012-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2012-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2012-1 Class A-1 L/C Note as a Series 2012-1 Class A-1 Noteholder.

(d) Each Series 2012-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2012 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE SERIES 2012-1 CLASS A-1 INVESTORS, THE SERIES 2012-1 SUBFACILITY LENDERS AND BARCLAYS BANK PLC AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2012-1 Class A-I Notes except as provided herein.

Section 4.4 Transfer Restrictions of Series 2012-1 Class A-2 Notes.

(a) A Series 2012-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee

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of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2012-1 Class A-2 Note that is issued in exchange for a Series 2012-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2012-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2012-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2012-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2012-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note

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for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2012-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred,

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and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2012-1 Global Note or any portion thereof is exchanged for Series 2012-1 Class A-2 Notes other than Series 2012-1 Global Notes, such other Series 2012-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2012-1 Class A-2 Notes that are not Series 2012-1 Global Notes or for a beneficial interest in a Series 2012-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2012-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2012-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2012-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2012-1 Class A-2 Notes Restricted Global Notes, the Series 2012-1 Class A-2 Notes Regulation S Global Notes and the Series 2012-1 Class A-2 Notes Unrestricted Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), AND NOT A COMPETITOR THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES, TO A NON-U.S. PERSON WHO IS NOT A COMPETITOR

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IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (D) TO A QIB THAT IS NOT A COMPETITOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AS APPLICABLE, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED NOTE] OR [AN UNRESTRICTED NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

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(i) The Series 2012-1 Class A-2 Notes Regulation S Global Notes shall also bear the following legend:

PRIOR TO THE DATE (THE “RESTRICTED PERIOD”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL SERIES 2012-1 CLASS A-2 NOTES AND THE DATE ON WHICH THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED INSTITUTIONAL BUYER, ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC, OR AN AFFILIATE THEREOF, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED INSTITUTIONAL BUYER, ICON BRAND HOLDINGS LLC, ICON DE INTERMEDIATE HOLDINGS LLC OR AN AFFILIATE THEREOF AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2012-1 Global Notes issued in connection with the Series 2012-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

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REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2012-1 Class A-2 Notes except as provided herein. The legend required for a Series 2012-1 Class A-2 Notes Restricted Global Note may be removed from such Series 2012-1 Class A-2 Notes Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2012-1 Class A-2 Notes Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of Brand Holdings II, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2012-1 Class A-2 Notes Restricted Global Note a Series 2012-1 Class A-2 Note or Series 2012-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2012-1 Class A-2 Notes Restricted Global Note has been removed from a Series 2012-1 Class A-2 Note as provided above, no other Series 2012-1 Class A-2 Note issued in exchange for all or any part of such Series 2012-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2012-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

(l) The purchaser understands that the legends set forth above may be modified in the future in accordance with the Indenture to facilitate compliance with applicable security laws in connection with the issuance of Additional Senior Notes.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2012-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2012-1 Note as follows:

(a) With respect to any sale of Series 2012-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2012-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2012-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any sale of Series 2012-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2012-1 Notes was originated, it was outside the United States to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

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(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2012-1 Notes.

(d) It understands that the Co-Issuers, the Manager, the Trustee and the Servicer may receive a list of participants holding positions in the Series 2012-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(f) It will provide to each person to whom it transfers Series 2012-1 Notes notices of any restrictions on transfer of such Series 2012-1 Notes.

(g) It understands that (i) the Series 2012-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2012-1 Notes have not been registered under the Securities Act, (iii) such Series 2012-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2012-1 Note is required to, notify any subsequent purchaser of a Series 2012-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(i) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(j) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

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(k) Either (i) it is not acquiring or holding the Series 2012-1 Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law, or (ii) its purchase and holding of the Series 2012-1 Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(l) It understands that any subsequent transfer of the Series 2012-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2012-1 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(m) It is not a Competitor.

ARTICLE V

GENERAL

Section 5.1 Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Statement to the Trustee, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2012-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2012-1 Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2012-1 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2012-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2012-1 Class A-1 Noteholders;

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(vi) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred and is continuing as of the related Accounting Date or any Cash Trapping Period is in effect, as of the related Accounting Date;

(vii) the DSCR for such Quarterly Payment Date and the Interest-Only DSCR for such Quarterly Payment Date; and

(viii) the Series 2012-1 Available Senior Notes Interest Reserve Account Amount and the amount on deposit in the Cash Trap Reserve Account, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2012-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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Section 5.8 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2012-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2012-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2012-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2012-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2012-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

ICON DE HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

ICON NY HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:
Name:
Title:

Supplement to the Base Indenture

ANNEX A

SERIES 2012-1

SUPPLEMENTAL DEFINITIONS LIST

“Administrative Agent” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in the Series 2012-1 Class A-1 VFN Fee Letter.

“Advance” has the meaning set forth in the recitals to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Base Rate” means for any day a fluctuating rate per annum equal to the sum of (i) the highest of (a) Federal Funds Rate plus  1/2 of 1%, (b) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate” at its principal U.S. office and (c) the Eurodollar Base Rate (Reserve Adjusted) applicable to one-month Interest Periods on the date of determination of the Base Rate plus 1% and (ii) 3.50%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate established by the Administrative Agent shall take effect at the opening of business on the day such change is effective.

“Base Rate Advance” means an Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2012-1 Supplement.

“Change of Control” means the occurrence of any of the following events: (i) Iconix ceases to own, directly or indirectly, 100% of the Equity Interests in Brand Holdings I or Brand Holdings II, (ii) any of the IP Holders are not 100% owned by either Brand Holdings I or Brand Holdings II or (iii) more than 50% of the Leadership Team is terminated and/or resigns within twenty-four (24) months of a Change of Control Trigger Event, provided, with respect to clause (iii), that termination of such person will not include (a) a change in such person’s status in the ordinary course of succession so long as such person continues to be a member of the Leadership Team, (b) the retirement of such person or (c) the death or incapacitation of such person.

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“Change of Control Triggering Event” will occur if any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, acquires ownership or control, either directly or indirectly, whether in one or a series of transactions, of more than 50% of the Equity Interests of Iconix or an amount of Equity Interests of Iconix that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of Iconix.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2012-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2012-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2012-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2012-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the sum of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the sum of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

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“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided further, however, that “CP Funding Rate” shall not include any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Conduit Investor to fund or maintain any portion of such Advances) as a result of any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on the date applicable thereto in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement and the Base Indenture, but shall include any such loss or expense as a result of (i) any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on a date other than the date applicable thereto in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or the Base Indenture, (ii) any Advance not being funded or maintained as a CP Advance after a request therefor has been made, or (iii) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any CP Advance after giving notice thereof.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 3.50%.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to each Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

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(b) with respect to each Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to each CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to each Swingline Loans and/or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees and L/C Fronting Fees that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2012-1 Class A-1 Senior Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2012-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2012-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2012-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the immediately preceding Interest Period.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on

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the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the rate per annum shown on the display designated as “LIBOR01” for Reuters Money 3000 Service for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2012-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement and ending on but excluding the second Business Day before the next Accounting Date and (y) each period commencing on the second Business Day before each Accounting Date while such Advance is outstanding as a Eurodollar Advance and ending on but excluding the second Business Day before the next succeeding Accounting Date; provided, however, that

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(i)	no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2012-1 Class A-1 Senior Notes Renewal Date; and

(ii)	upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Senior Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 3.50%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2012-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in the Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2012-1 Supplement.

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“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Barclays Capital Inc., Guggenheim Securities, LLC, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

“Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the sum of the Daily Interest Amounts for each day in such Interest Period minus (b) the sum of the Estimated Daily Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Interest Adjustment Amount” for such Interest Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2012-1 Class A-1 Noteholder for such Investor Group) and (ii) for each Non-Conduit Committed Note Purchaser, collectively, such Non-Conduit Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2012-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Leadership Team” means the Chief Executive Officer and President, the Executive Vice President and Chief Financial Officer, the Chief Operating Officer and the Executive Vice President and General Counsel of Iconix.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $25,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2012-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

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“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Barclays Bank PLC, in its capacity as provider of any Letter of Credit under the Series 2012-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2012-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2012-1 Supplement.

“Non-Conduit Committed Note Purchaser” means each Committed Note Purchaser that is not set forth opposite the name of a Conduit Investor on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement (or, if such Committed Note Purchaser became a party thereto pursuant to an Assignment and Assumption Agreement or an Investor Group Supplement, no Conduit Investor was set forth in respect of such Committed Note Purchaser on Schedule I to such Assignment and Assumption Agreement or Investor Group Supplement).

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2012-1 Class A-2 Notes, dated November 16, 2012, prepared by the Co-Issuers.

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2012-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2012-1 Class A-1 Notes” means with respect to the Series 2012-1 Class A-1 Notes, all Series 2012-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2012-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2012-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in

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the Series 2012-1 Class A-1 Distribution Account and are available for payment of such Series 2012-1 Class A-1 Notes and the Commitments with respect to which have terminated, (c) Series 2012-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2012-1 Class A-1 Notes in exchange for or in lieu of other Series 2012-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2012-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2012-1 Class A-2 Notes” means with respect to the Series 2012-1 Class A-2 Notes, all Series 2012-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2012-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2012-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2012-1 Class A-2 Distribution Account and are available for payment of such Series 2012-1 Class A-2 Notes, (c) Series 2012-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2012-1 Class A-2 Notes in exchange for or in lieu of other Series 2012-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2012-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2012-1 Notes” means, collectively, all Outstanding Series 2012-1 Class A-1 Notes and all Outstanding Series 2012-1 Class A-2 Notes.

“Par Call Amount” will equal (a) with respect to any optional prepayment occurring on or prior to the third anniversary of the Series 2012-1 Closing Date, an amount in the aggregate equal to 10% of the Series 2012-1 Class A-2 Initial Principal Amount and (b) with respect to any optional prepayment occurring after the third anniversary of the Series 2012-1 Closing Date, an amount in the aggregate equal to 20% of the Series 2012-1 Class A-2 Initial Principal Amount minus the aggregate principal amount of all prepayments of the Series 2012-1 Class A-2 Notes pursuant to clause (a).

“Prepayment Notice” has the meaning set forth in Section 3.6 (g) of the Series 2012-1 Supplement.

“Prepayment Record Date” means, with respect to any Series 2012-1 Prepayment Date, the last day of the calendar month immediately preceding such Series 2012-1 Prepayment Date unless such last day is less than ten (10) Business Days prior to such Series 2012-1 Prepayment Date, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding such Series 2012-1 Prepayment Date.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2012-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2012-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of

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loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2012-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agencies” means, with respect to each Class of Series 2012-1 Senior Notes, S&P and any other nationally recognized rating agency then rating any such Class of Series 2012-1 Senior Notes at the request of the Co-Issuers.

“Rating Agency Condition” means , with respect to the Series 2012-1 Notes and any action, that the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that each Rating Agency rating the Series 2012-1 Notes has confirmed that such action will not result in (i) a withdrawal of its credit ratings on the Series 2012-1 Notes or (ii) the assignment of credit ratings on the Series 2012-1 Notes below the lower of (A) the then-current credit ratings on the Series 2012-1 Notes or (B) the credit ratings assigned by such Rating Agency on the Closing Date (without negative implications); provided that, in any circumstance other than an issuance of additional Series of Notes, the Rating Agency Condition will only be applicable if, as determined by the Control Party in its sole discretion, the policies of the applicable Rating Agency permit such agency to deliver such confirmation; provided further that in any event, each Rating Agency will receive written notification setting forth in reasonable detail such action or occurrence; provided further that if such Rating Agency did not issue credit ratings on the Series 2012-1 Notes on the Closing Date, then the credit rating comparisons described in clause (ii)(B) will be made relative to the initial credit ratings assigned by such Rating Agency to the Series 2012-1 Notes.

“Refinancing Prepayment” means any prepayment of principal of the Series 2012-1 Class A-2 Notes using funds obtained from any additional Indebtedness incurred by Iconix or its direct and indirect Subsidiaries (including the Securitization Entities).

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2012-1 Supplement.

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“Remaining Par Call Amount” means, as of a date of determination prior to giving effect to any prepayments made on such date, the excess, if any, of (a) an amount equal to the Par Call Amount over (b) the aggregate principal amount of the Series 2012-1 Class A-2 Notes prepaid on any date before such date of determination (including optional prepayments and mandatory prepayments due to a Change of Control or due to a Permitted Asset Disposition and the receipt of related Release Prices and prepayments made in connection with a Rapid Amortization Event, but excluding any Series 2012-1 Class A-2 Scheduled Principal Payments, Indemnification Payments or cancellations of repurchased Series 2012-1 Class A-2 Notes).

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2012-1 Supplement.

“Restricted Period” means, with respect to any Series 2012-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2012-1 Closing Date and ending on the 40th day after the Series 2012-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Series 2012-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2012-1 Supplement.

“Series 2012-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2012-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2012-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2012-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2012-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2012-1 Class A-1 Administrative Expenses” means, for any Monthly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2012-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” definition in Section 7.03(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

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“Series 2012-1 Class A-1 Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Commitments” means, collectively, the Commitment of each Committed Note Purchaser.

“Series 2012-1 Class A-1 Commitment Term” means the period from and including the Series 2012-1 Closing Date to but excluding the earlier of (a) the Series 2012-1 Class A-1 Senior Notes Renewal Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(d) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2012-1 Class A-1 Outstanding Principal Amount exceeds the Series 2012-1 Class A-1 Maximum Principal Amount.

“Series 2012-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Initial Advances made on the Series 2012-1 Closing Date pursuant to Section 2.1(a) of the Series 2012-1 Supplement, which is $0.

“Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2012-1 Closing Date pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2012-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2012-1 Closing Date pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement, which is $0.

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“Series 2012-1 Class A-1 L/C Fees” means the L/C Quarterly Fees and the L/C Fronting Fees. For purposes of the Base Indenture, the Series 2012-1 Class A-1 L/C Fees shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2012-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2012-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2012-1 Class A-1 Maximum Principal Amount” means $100,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Noteholder” means the Person in whose name a Series 2012-1 Class A-1 Note is registered in the Note Register.

“Series 2012-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of November 29, 2012, by and among the Co-Issuers, the Manager, the Series 2012-1 Class A-1 Investors, the Series 2012-1 Class A-1 Noteholders and Barclays Bank PLC, as administrative agent thereunder, pursuant to which the Series 2012-1 Class A-1 Noteholders have agreed to purchase the Series 2012-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2012-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2012-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2012-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

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“Series 2012-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Other Amounts” means, for any Monthly Allocation Date, the aggregate amount of any Series 2012-1 Class A-1 Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2012-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2012-1 Class A-1 Initial Advance Principal Amount, if any, plus (b) any Increases in the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2012-1 Supplement resulting from Series 2012-1 Class A-1 Advances made on or prior to such date and after the Series 2012-1 Closing Date plus (c) any Series 2012-1 Class A-1 Outstanding Subfacility Amount on such date minus (d) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2012-1 Class A-1 Advance Notes on or prior to such date; provided that, at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2012-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2012-1 Class A-1 Swingline Notes and Series 2012-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or the Series 2012-1 Supplement).

“Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Period commencing on or after the Series 2012-1 Class A-1 Senior Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Quarterly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the sum of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee

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Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to the Series 2012-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Senior Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Senior Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Quarterly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Series 2012-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the sum of the Estimated Daily Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2012-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2012-1 Class A-1 Senior Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2012-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2012-1 Class A-1 Senior Notes Renewal Date. For purposes of the Base Indenture, a “Series 2012-1 Class A-1 Senior Notes Amortization Event” shall be deemed to be a “Class A-1 Senior Notes Amortization Event.”

“Series 2012-1 Class A-1 Senior Notes Amortization Period” means the period commencing on the date on which a Series 2012-1 Class A-1 Senior Notes Amortization Event occurs and ending on the date on which there are no Series 2012-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2012-1 Class A-1 Senior Notes Amortization Period” shall be deemed to be a “Class A-1 Amortization Period.”

“Series 2012-1 Class A-1 Senior Notes Renewal Date” means the Quarterly Payment Date in January 2018. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Senior Notes Renewal Date” shall be deemed to be a “Class A-1 Senior Notes Renewal Date.”

“Series 2012-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2012-1 Class A-1 Swingline Note or Series 2012-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2012-1 Class A-1 Swingline Loan” has the meaning set forth in Section 2.06(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

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“Series 2012-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2012-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2012-1 Closing Date, by and among the Co-Issuers, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2012-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-2 Notes, which is $600,000,000.

“Series 2012-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated November 16, 2012, by and among the Initial Purchasers, the Co-Issuers, the Manager and Iconix, as amended, supplemented or otherwise modified from time to time.

“Series 2012-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2012-1 Prepayment Amount in respect of any Series 2012-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to the product of (A) (i) the discounted present value as of the relevant Series 2012-1 Make-Whole Premium Calculation Date of all future installments of interest and principal to be made on the Series 2012-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2012-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2012-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2012-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2012-1 Class A-2 Notes is paid on the Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid multiplied by (B) the Series 2012-1 Class A-2 Make-Whole Prepayment Premium Factor. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2012-1 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture,

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“Series 2012-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2012-1 Class A-2 Make-Whole Prepayment Premium Factor” means, in respect of any Series 2012-1 Class A-2 Notes on which any prepayment premium is due, a fraction, not less than zero, the numerator of which is (x) the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid minus (y) any Remaining Par Call Amount, and the denominator of which is the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid.

“Series 2012-1 Class A-2 Noteholder” means the Person in whose name a Series 2012-1 Class A-2 Note is registered in the Note Register.

“Series 2012-1 Class A-2 Note Rate” means 4.229% per annum.

“Series 2012-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2012-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to Series 2012-1 Class A-2 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2012-1 Class A-2 Noteholders with respect to Series 2012-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2012-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2012-1 Class A-2 Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2012-1 Supplement. For purposes of the Base Indenture, Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2012-1 Class A-2 Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Quarterly Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2012-1 Class A-2 Note Rate on the Series 2012-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day and also giving effect to repurchases and cancellations of Series 2012-1 Class A-2 Notes during such Interest Period), calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2012-1 Class A-2 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2012-1 Class A-2 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

17

“Series 2012-1 Class A-2 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2012-1 Supplement. For purposes of the Base Indenture, the “Series 2012-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2012-1 Class A-2 Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date, $10,500,000; provided, however, that in connection with any optional prepayment of principal of the Series 2012-1 Class A-2 Notes, mandatory prepayments of principal of the Series 2012-1 Class A-2 Notes with Indemnification Payments or Release Prices or any repurchase and cancellation of any Series 2012-1 Class A-2 Notes, the Series 2012-1 Class A-2 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2012-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2012-1 Class A-2 Scheduled Principal Payments Amount for any Quarterly Payment Date plus any Series 2012-1 Class A-2 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Closing Date” means November 29, 2012.

“Series 2012-1 Default Rate” means, (i) with respect to the Series 2012-1 Class A-1 Notes, the Series 2012-1 Class A-1 Note Rate and (ii) with respect to the Series 2012-1 Class A-2 Notes, the Series 2012-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2012-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2012-1 Distribution Accounts” means, collectively, the Series 2012-1 Class A-1 Distribution Account and the Series 2012-1 Class A-2 Distribution Account.

“Series 2012-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2012-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2012-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2012-1 Class A-1 Commitments.

“Series 2012-1 Final Payment Date” means the date on which the Series 2012-1 Final Payment is made.

“Series 2012-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2012-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2012-1 Supplement.

18

“Series 2012-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2012-1 Notes over (ii) the Series 2012-1 Senior Notes Interest Reserve Amount.

“Series 2012-1 Interest Reserve Release Event” means (i) any reduction in the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes or (ii) any reduction in the Series 2012-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2012-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2012-1 Legal Final Maturity Date” means the Quarterly Payment Date in January 2043. For purposes of the Base Indenture, the “Series 2012-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2012-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2012-1 Supplement.

“Series 2012-1 Noteholders” means, collectively, the Series 2012-1 Class A-1 Noteholders and the Series 2012-1 Class A-2 Noteholders.

“Series 2012-1 Note Owner” means, with respect to a Series 2012-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2012-1 Notes” means, collectively, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2012-1 Class A-1 Outstanding Principal Amount, plus the Series 2012-1 Class A-2 Outstanding Principal Amount.

“Series 2012-1 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2012-1 Supplement.

“Series 2012-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2012-1 Supplement.

“Series 2012-1 Prepayment Date” means the date on which any prepayment on the Series 2012-1 Class A-1 Notes or the Series 2012-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii), Section 3.6(f) or Section 3.6(j) of the Series Supplement, which shall be, with respect to any Series 2012-1 Prepayment pursuant to Section 3.6(d)(i) or Section 3.6(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2012-1 Prepayment in connection with a Rapid Amortization Period or Release Prices, the immediately succeeding Quarterly Payment Date.

19

“Series 2012-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2012-1 Supplement.

“Series 2012-1 Senior Notes” means, collectively, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Senior Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2012-1 Senior Notes Interest Reserve Amount exceeds the Series 2012-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount” means, on any Monthly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2012-1 Senior Notes Interest Reserve Amount exceeds (b) the Series 2012-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Monthly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2012-1 Final Payment Date or the Series 2012-1 Legal Final Maturity Date, the Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2012-1 Senior Notes Interest Reserve Amount” means, for any Monthly Allocation Date with respect to a Quarterly Collection Period, the amount equal to (i) the sum of (a) the Series 2012-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Quarterly Payment Date (after giving effect to any principal payments on such date) multiplied by the Series 2012-1 Class A-2 Note Rate, plus (b) the Series 2012-1 Class A-1 Maximum Principal Amount as of the immediately preceding Quarterly Payment Date (after giving effect to any commitment reductions on such date), multiplied by the Series 2012-1 Class A-1 Note Rate (provided, that the Manager shall determine the amount in clause (b) using its good faith estimate of the applicable Series 2012-1 Class A-1 Note Rate and the Series 2012-1 Senior Notes Interest Reserve Amount shall be adjusted quarterly pursuant to Section 3.2(d)(iv) of the Series Supplement), and divided by (ii) four.

“Series 2012-1 Supplement” means the Series 2012-1 Supplement, dated as of the Series 2012-1 Closing Date by and among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Series 2012-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2012-1 Supplement.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing investments by plans, accounts and arrangements not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (including governmental plans, certain church plans and non-U.S. plans), and the conduct of the fiduciaries of such plans, accounts and arrangements.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2012-1 Supplement.

20

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2012-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2012-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $20,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2012-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Barclays Bank PLC, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2012-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2012-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2012-1 Supplement.

21

EXHIBIT A-1-1

FORM OF SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2012-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2012 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE SERIES 2012-1 CLASS A-1 INVESTORS, THE SERIES 2012-1 SUBFACILITY LENDERS AND BARCLAYS BANK PLC AS ADMINISTRATIVE AGENT.

A-1-1-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-                     up to $[             ]

SEE REVERSE FOR CERTAIN CONDITIONS

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2012-1 CLASS A-1 ADVANCE NOTE

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [             ] or registered assigns, up to the principal sum of [         ] DOLLARS ($[             ]) or such lesser amount as shall equal the portion of the Series 2012-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). Pursuant to the Series 2012-1 Class A-1 Note Purchase Agreement and the Series 2012-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2012-1 Class A-1 Notes may be paid earlier than the Series 2012-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2012-1 Class A-1 Advance Note (this “Note”) at the Series 2012-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on

A-1-1-2

any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2012-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

A-1-1-3

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

A-1-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-1 Notes of the Co-Issuers designated as their Series 2012-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2012-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2012-1 Class A-1 Advance Notes (herein called the “Series 2012-1 Class A-1 Advance Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2012-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2012-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2012-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2012-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2012-1 Class A-1 Advance Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2012-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2012-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2012-1 Class A-1 Noteholders of record

A-1-1-7

on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2012-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2012-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2012-1 Class A-1 Noteholder at the address for such Series 2012-1 Class A-1 Noteholder appearing in the Note Register if such Series 2012-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2012-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2012-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2012-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-1 Noteholder, by acceptance of a Series 2012-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2012-1 Class A-1 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

A-1-1-8

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-1 Noteholder and upon all future Series 2012-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever

A-1-1-10

SCHEDULE OF EXCHANGES IN SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE,

CLASS A-1 SUBCLASS: SERIES 2012-1 CLASS A-1 ADVANCE NOTE

The initial principal balance of this Series 2012-1 Variable Funding Senior Notes, Class A-1 is $[             ]. The following exchanges of an interest in this Series 2012-1 Variable Funding Senior Notes, Class A-1 have been made:

	Amount of Increase (or	Remaining Principal
	Decrease) in the Principal	Amount of this Series	Signature of Authorized
	Amount of this Series	2012-1 Variable Funding	Officer of Trustee or
	2012-1 Variable Funding	Senior Notes, Class A-1	Registrar
	Senior Notes, Class A-1	following the
Date		Increase or Decrease

A-1-1-11

EXHIBIT A-1-2

FORM OF SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 SUBCLASS: SERIES 2012-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2012 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE SERIES 2012-1 CLASS A-1 INVESTORS, THE SERIES 2012-1 SUBFACILITY LENDERS AND BARCLAYS BANK PLC AS ADMINISTRATIVE AGENT.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-                                         up to $[             ]

SEE REVERSE FOR CERTAIN CONDITIONS

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2012-1 CLASS A-1 SWINGLINE NOTE

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [         ] or registered assigns, up to the principal sum of [             ] DOLLARS ($[ ]) or such lesser amount as shall equal the portion of the Series 2012-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). Pursuant to the Series 2012-1 Class A-1 Note Purchase Agreement and the Series 2012-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2012-1 Class A-1 Notes may be paid earlier than the Series 2012-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2012-1 Class A-1 Swingline Note (this “Note”) at the Series 2012-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on

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this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2012-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the

Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-1 Notes of the Co-Issuers designated as their Series 2012-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2012-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2012-1 Class A-1 Swingline Notes (herein called the “Series 2012-1 Class A-1 Swingline Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2012-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012- 1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2012-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2012-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2012-1 Class A1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2012-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2012-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2012-1 Supplement, on each Quarterly

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Payment Date, the Paying Agent shall pay to the Series 2012-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2012-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2012-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2012-1 Class A-1 Noteholder at the address for such Series 2012-1 Class A-1 Noteholder appearing in the Note Register if such Series 2012-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2012-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2012-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2012-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-1 Noteholder, by acceptance of a Series 2012-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2012-1 Class A-1 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-1 Noteholder and upon all future Series 2012-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[2]

Signature Guaranteed:

[2]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever

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SCHEDULE OF EXCHANGES IN SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE,

CLASS A-1 SUBCLASS: SERIES 2012-1 CLASS A-1 SWINGLINE NOTE

The initial principal balance of this Series 2012-1 Variable Funding Senior Notes, Class A-1 is $[ ]. The following exchanges of an interest in this Series 2012-1 Variable Funding Senior Notes, Class A-1 have been made:

	Amount of Increase (or	Remaining Principal
	Decrease) in the Principal	Amount of this Series	Signature of Authorized
	Amount of this Series	2012-1 Variable Funding	Officer of Trustee or
	2012-1 Variable Funding	Senior Notes, Class A-1	Registrar
	Senior Notes, Class A-1	following the
Date		Increase or Decrease

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EXHIBIT A-1-3

FORM OF SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2012-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2012 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE SERIES 2012-1 CLASS A-1 INVESTORS, THE SERIES 2012-1 SUBFACILITY LENDERS AND BARCLAYS BANK PLC AS ADMINISTRATIVE AGENT.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

up to $[             ]

No. R-L-

SEE REVERSE FOR CERTAIN CONDITIONS

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2012-1 CLASS A-1 L/C NOTE

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [         ] or registered assigns, up to the principal sum of [         ] DOLLARS ($[ ]) or such lesser amount as shall equal the portion of the Series 2012-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2012-1 Class A-1 Note Purchase Agreement and the Series 2012-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2012-1 Class A-1 Notes may be paid earlier than the Series 2012-1 Legal Final Maturity Date as described in the Indenture. The Co-

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Issuers will pay (i) interest on this Series 2012-1 Class A-1 L/C Note (this “Note”) at the Series 2012-1 Class A-1 Note Rate and (ii) the Series 2012-1 Class A-1 L/C Fees, in each case, for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2012-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

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Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-1 Notes of the Co-Issuers designated as their Series 2012-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2012-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2012-1 Class A-1 L/C Notes (herein called the “Series 2012-1 Class A-1 L/C Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2012-1 Class A-1 Note Purchase Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2012-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2012-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2012-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2012-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2012-1 Class A-1 L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2012-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2012-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2012-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2012-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2012-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2012-1 Class A-1 Noteholder at the address for such Series 2012-1 Class A-1 Noteholder appearing in the Note Register if such Series 2012-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2012-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2012-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2012-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-1 Noteholder, by acceptance of a Series 2012-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

A-1-3-8

It is the intent of the Co-Issuers and each Series 2012-1 Class A-1 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-1 Noteholder and upon all future Series 2012-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-3-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[3]
Signature Guaranteed:

[3]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-3-10

SCHEDULE OF EXCHANGES IN SERIES 2012-1 VARIABLE FUNDING SENIOR NOTE,

CLASS A-1 SUBCLASS: SERIES 2012-1 CLASS A-1 L/C NOTE

The initial principal balance of this Series 2012-1 Variable Funding Senior Notes, Class A-1 is $[             ]. The following exchanges of an interest in this Series 2012-1 Variable Funding Senior Notes, Class A-1 have been made:

	Amount of Increase (or	Remaining Principal
	Decrease) in the Principal	Amount of this Series	Signature of Authorized
	Amount of this Series	2012-1 Variable Funding	Officer of Trustee or
	2012-1 Variable Funding	Senior Notes, Class A-1	Registrar
	Senior Notes, Class A-1	following the
Date		Increase or Decrease

A-1-3-11

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-2 NOTE (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), AND NOT A COMPETITOR THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES, TO A NON-U.S. PERSON WHO IS NOT A COMPETITOR IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (D) TO A QIB THAT IS NOT A COMPETITOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AS APPLICABLE, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2012-1 CLASS A-2 NOTE

No. R-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number: [•]

Common Code: [•]

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

4.229% FIXED RATE SERIES 2012-1 SENIOR NOTES, CLASS A-2

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [         ] DOLLARS ($[             ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2012-1 Class A-2 Note (this “Note”) at the Series 2012-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the 25th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 25th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the

A-2-1-3

Series 2012-1 Class A-2 Post-ARD Quarterly Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2012-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

A-2-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-2 Notes of the Co-Issuers designated as their 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (herein called the “Series 2012-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2012-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2012-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2012-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. All payments of principal of the Series 2012-1 Class A-2 Notes will be made pro rata to the Series 2012-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2012-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2012-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-2 Noteholder, by acceptance of a Series 2012-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2012-1 Class A-2 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party

A-2-1-8

(acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-2 Noteholder and upon all future Series 2012-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                            , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[4]

Signature Guaranteed:

[4]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-1-10

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2012-1 CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2012-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Restricted Global Series 2012-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2012-1 Class A-2 Note or an Unrestricted Global Series 2012-1 Class A-2 Note have been made:

	Amount of Increase (or	Remaining Principal
	Decrease) in the Principal	Amount of this Restricted	Signature of Authorized
	Amount of this Restricted	Global Note following the	Officer of Trustee or
	Global Note	Increase or Decrease	Registrar
Date

A-2-1-11

EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-2 NOTE (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), AND NOT A COMPETITOR THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES, TO A NON-U.S. PERSON WHO IS NOT A COMPETITOR IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (D) TO A QIB THAT IS NOT A COMPETITOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AS APPLICABLE, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN

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INTEREST IN A RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

PRIOR TO THE DATE (THE “RESTRICTED PERIOD”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL SERIES 2012-1 CLASS A-2 NOTES AND THE DATE ON WHICH THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED INSTITUTIONAL BUYER, ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC, OR AN AFFILIATE THEREOF, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED INSTITUTIONAL BUYER, ICON BRAND HOLDINGS LLC, ICON DE INTERMEDIATE HOLDINGS LLC OR AN AFFILIATE THEREOF AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD,

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ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2012-1 CLASS A-2 NOTE

No. S-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number: [•]

Common Code: [•]

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

4.229% FIXED RATE SERIES 2012-1 SENIOR NOTES, CLASS A-2

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2012-1 Class A-2 Note (this “Note”) at the Series 2012-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the 25th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 25th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2012-1 Class A-2 Post-ARD Quarterly Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2012-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:
ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-2 Notes of the Co-Issuers designated as their 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (herein called the “Series 2012-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2012-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2012-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2012-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. All payments of principal of the Series 2012-1 Class A-2 Notes will be made pro rata to the Series 2012-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2012-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2012-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-2 Noteholder, by acceptance of a Series 2012-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2012-1 Class A-2 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control

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Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-2 Noteholder and upon all future Series 2012-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[5]

Signature Guaranteed:

[5]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2012-1 CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2012-1 Class A-2 Note is $[             ]. The following exchanges of an interest in this Regulation S Global Series 2012-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2012-1 Class A-2 Note or an Unrestricted Global Series 2012-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-2-2-12

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-2 NOTE (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), AND NOT A COMPETITOR THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES, TO A NON-U.S. PERSON WHO IS NOT A COMPETITOR IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (D) TO A QIB THAT IS NOT A COMPETITOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AS APPLICABLE, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT ICON DE INTERMEDIATE HOLDINGS LLC, ICON BRAND HOLDINGS LLC OR AN AFFILIATE THEREOF) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2012-1 CLASS A-2 NOTE

No. U-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number: [•]

Common Code: [•]

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

4.229% FIXED RATE SERIES 2012-1 SENIOR NOTES, CLASS A-2

ICON BRAND HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, ICON DE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware, and ICON NY HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on January 25, 2043 (the “Series 2012-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2012-1 Class A-2 Note (this “Note”) at the Series 2012-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2013 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including November 29, 2012 to but excluding April 25, 2013 and (ii) thereafter, the period commencing on and including the 25th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 25th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2012-1 Class A-2 Post-ARD Quarterly Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2012-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Iconix. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________________

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2012-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2012-1 Class A-2 Notes of the Co-Issuers designated as their 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (herein called the “Series 2012-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Series 2012-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. The Base Indenture and the Series 2012-1 Supplement are referred to herein as the “Indenture”. The Series 2012-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2012-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2012-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2012-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2012-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2012-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2012-1 Legal Final Maturity Date. All payments of principal of the Series 2012-1 Class A-2 Notes will be made pro rata to the Series 2012-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2012-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2012-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2012-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2012-1 Supplement, and thereupon one or more new Series 2012-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2012-1 Class A-2 Noteholder, by acceptance of a Series 2012-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2012-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2012-1 Class A-2 Noteholder that, for U.S. federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2012- 1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) as indebtedness for all purposes of U.S. federal, state and local income or franchise taxes.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2012-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2012-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2012-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control

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Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2012-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2012-1 Class A-2 Noteholder and upon all future Series 2012-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of this Note (or any interest herein) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2012-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints_______________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________

By:	[6]
Signature Guaranteed:

[6]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2012-1

CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2012-1 Class A-2 Note is $[         ]. The following exchanges of an interest in this Unrestricted Global Series 2012-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2012-1 Class A-2 Note or a Regulation S Global Series 2012-1 Class A-2 Note have been made:

Remaining Principal
	Amount of Increase (or	Amount of this
	Decrease) in the	Unrestricted Global Note	Signature of Authorized
	Principal Amount of this	following the Increase or	Officer of Trustee or
Date	Unrestricted Global Note	Decrease	Registrar

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EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF SERIES 2012-1 CLASS A-1 NOTES

Citibank, N.A.,

    as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Global Transaction Services, Iconix

Re:	Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC Series 2012-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2012-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC Series 2012-1, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2012-1 Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $[         ] aggregate principal amount of Notes registered in the name of [             ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [         ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof, or:

1. it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

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2. it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2012-1 Class A-1 Notes;

3. it is purchasing the Series 2012-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2012-1 Class A-1 Notes;

4. it understands that (i) the Series 2012-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2012-1 Class A-1 Notes, (iii) any transferee must not be a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2012-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2012-1 Class A-1 Note Purchase Agreement;

5. it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2012-1 Class A-1 Notes;

6. it understands that the Series 2012-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2012-1 Class A-1 Notes attached to the Series 2012-1 Supplement and be subject to the restrictions on transfer described in such legend;

7. it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2012-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8. it is not a Competitor;

9. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

10. it is:

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             (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

             (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name: Title:

Dated: _________________, ______

Taxpayer Identification Number:		Address for Notices:

Wire Instructions for Payments:

Bank: _____________________

Address: __________________

Bank ABA #: __________________________		Tel:

Account No.: __________________________		Fax: ____________________

FAO: _________________________________		Attn.: ___________________

Attention:

Registered Name (if Nominee):

cc:	Icon Brand Holdings LLC

Icon DE Intermediate Holdings LLC

Icon DE Holdings LLC

Icon NY Holdings LLC

[•]

B-1-3

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RESTRICTED GLOBAL NOTES TO

INTERESTS IN REGULATION S GLOBAL NOTES

Citibank, N.A.,

        as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Global Transaction Services, Iconix

Re:	Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC $600,000,000 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[ ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [ ]) in the name of [ ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [ ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 16, 2012, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof, or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

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3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

8. the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

9. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

15. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

16. it is not a Competitor;

17. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

18. it is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

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(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                     ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Icon Brand Holdings LLC

Icon DE Intermediate Holdings LLC

Icon DE Holdings LLC

Icon NY Holdings LLC

[•]

B-2-6

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RESTRICTED GLOBAL NOTES TO

INTERESTS IN UNRESTRICTED NOTES

Citibank, N.A.,

    as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Global Transaction Services, Iconix

Re:	Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC $600,000,000 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[ ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [                                         ]) in the name of [             ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [             ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 16, 2012, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof, or:

1. the offer of the Notes was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States;

B-3-1

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. person (as defined in Regulation S);

6. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

7. the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

16. it is not a Competitor;

17. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

18. it is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

B-3-2

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                                                       ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:

Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Icon Brand Holdings LLC

Icon DE Intermediate Holdings LLC

Icon DE Holdings LLC

Icon NY Holdings LLC

[•]

B-3-3

EXHIBIT B-4

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN REGULATION S GLOBAL NOTES OR UNRESTRICTED

NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF

AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,

    as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Global Transaction Services, Iconix

Re:	Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC $600,000,000 4.229% Fixed Rate Series 2012-1 Senior Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of November 29, 2012 (the “Base Indenture”), among Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC, and Icon NY Holdings LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2012-1 Supplement to the Base Indenture, dated as of November 29, 2012 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2012-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[             ] aggregate principal amount of Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. [                     ]) in the name of [             ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [         ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated November 16, 2012, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC or an Affiliate thereof or as follows:

1. It is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion.

B-4-4

2. It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes.

3. It understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories.

4. It understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee.

5. It will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes.

6. It is not a Competitor.

The Transferee hereby certifies that it is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

B-4-5

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                              ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

B-4-6

Registered Name (if Nominee):

cc:	Icon Brand Holdings LLC

Icon DE Intermediate Holdings LLC

Icon DE Holdings LLC

Icon NY Holdings LLC

[•]

y:

B-4-7